================================================================================

   ================                                          ================


   ================                                          ================

     COMMON STOCK                                              COMMON STOCK
    PAR VALUE $.01      AMERICAN MARINE RECREATION, INC.      PAR VALUE $.01

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                             SEE REVERSE FOR CERTAIN DEFINITIONS
                                                      CUSIP  027382 10  0


     ---------------------------------------------------------------------






     ---------------------------------------------------------------------

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

         ============== AMERICAN MARINE RECREATION, INC. ==============
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney; upon surrender of this Certificate properly endorsed.

   This Certificate is not valid unless duly countersigned by the Transfer Agent and registered by the Registrar.

   Witness the facsimile seal of the Corporation and the facsimile signatures of of its duly authorized officers.


Dated:                             [SEAL]

Countersigned and Registered:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                  Transfer Agent and Registrar

By                                             /s/ XXXXXXXXXX     /s/ XXXXXXXXXX

                                                  TREASURER          PRESIDENT
                  AUTHORIZED SIGNATURE
================================================================================

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common               UNIF GIFT MIN ACT - _______ Custodian _______
                                                                  (Cust)           (Minor)
TEN ENT - as tenants by the entireties                           under Uniform Gifts to Minors Act

JT TEN  - as joint tenants with right                            _________________________________
          of survivorship and not as                                        (State)
          tenants in common

    Additional abbreviations may also be used though not in the above list.


         For Value received _____________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
______________________________________

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________  Shares
of the Common Stock represented by this Certificate and hereby irrevocably
constitutes and appoints   _____________________________________________________

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated: ________________________

                                               ---------------------------------
                                               NOTICE: THE SIGNATURES TO THIS
                                               ASSIGNMENT MUST CORRESPOND WITH
                                               THE NAME AS WRITTEN UPON THE FACE
                                               OF THE CERTIFICATE IN EVERY
                                               PARTICULAR WITHOUT ALTERATION OR
                                               ENLARGEMENT OR ANY CHANGE
                                               WHATSOEVER.


SIGNATURE(S) GUARANTEED



By______________________________________
  THE SIGNATURE(S) SHOULD BE GUARANTEED
  BY AN ELIGIBLE GUARANTOR INSTITUTION,
  (BANKS, STOCKBROKERS, SAVINGS AND LOAN
  ASSOCIATIONS AND CREDIT UNIONS) WITH
  MEMBERSHIP IN AN APPROVED SIGNATURE
  GUARANTEE MEDALLION PROGRAM. PURSUANT
  TO S.E.C. RULE 17AD-15.